Tony Takazawa Vice President, Global Investor Relations June 29, 2006 Welcome

Forward-Looking Statements and GAAP Reconciliation This presentation contains "forward-looking statements" as defined under the Federal Securities Laws. Actual results could differ materially from those projected in the forward- looking statements as a result of certain risk factors, including but not limited to: (i) risks associated with acquisitions and investments, including the challenges and costs of closing, integration, restructuring and achieving anticipated synergies associated with the acquisition; (ii) adverse changes in general economic or market conditions; (iii) delays or reductions in information technology spending; (iv) competitive factors, including but not limited to pricing pressures and new product introductions; (v) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (vi) component and product quality and availability; (vii) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (viii) insufficient, excess or obsolete inventory; (ix) war or acts of terrorism; (x) the ability to attract and retain highly qualified employees; (xi) fluctuating currency exchange rates; and (xii) other one-time events and other important factors disclosed previously and from time to time in EMC's and RSA Security's filings with the U.S. Securities and Exchange Commission. EMC and RSA Security disclaim any obligation to update any such forward- looking statements after the date of this presentation. This presentation contains non-GAAP financial measures. A reconciliation to GAAP is included in these slides and can be found on www.EMC.com.

Agenda EMC Corporate Direction Joe Tucci, EMC Chairman, President and CEO EMC Strategic Rationale Dennis Hoffman, EMC Vice President Information Security RSA Security Strategic Rationale Art Coviello, RSA Security President and CEO Transaction Summary Bill Teuber, EMC Vice Chairman and Chief Financial Officer Summary and Q&A

EMC has Evolved into a Trusted Information Infrastructure Provider

Intelligent Information Mgmt Software Archiving Software Data Mobility Software Protection Software Tiered Storage Content Management Software Information Lifecycle Management Info Centric Security EMC's Evolving Information Infrastructure Virtualization Resource Mgmt Services

EMC's Storage Business is Strong and Growing! Our plan is for our storage business to sustain double-digit growth over the next several years. And, it is EMC's goal to grow five of our business areas to the billion-dollar mark over the next several years.

EMC's Billion-Dollar Business Opportunities Technology/Business Goal Foundation VMware Infrastructure $1B VMware Content Management $1B Documentum + Resource Management $1B Smarts, ControlCenter Storage Virtualization $1B Invista, Rainfinity Information Security $1B RSA Security

Source: Morgan Stanley November CIO Survey, Jan. 3, 2006 1. Security (Software) 2. Security (HW & Services) 3. Storage Area Networks 4. Wireless LAN 5. Storage Software 6. Portal Software 7. VOIP Infrastructure 8. IT Education and Training 9. Storage Hardware 10. Business Intelligence Software The Security of Information Drives Security to the Top Compliance-driven Security Priorities 1. Identity and access management 2. Information leakage prevention 3. Strong authentication 4. Policy compliance software 5. Encryption Source: Merrill Lynch CISO Survey, June 2006 Overall IT Priorities

Agenda EMC Corporate Direction Joe Tucci, EMC Chairman, President and CEO EMC Strategic Rationale Dennis Hoffman, EMC Vice President Information Security RSA Security Strategic Rationale Art Coviello, RSA Security President and CEO Transaction Summary Bill Teuber, EMC Vice Chairman and Chief Financial Officer Summary and Q&A

The Problem: Digital Information Simply Isn't Secure Source: Enterprise Strategy Group March 2006 18% 82% Data confidentiality and integrity are the top-of-mind security concerns Fear of data loss/privacy breach Protecting sensitive data from unauthorized access and use Significant financial implications Fear of audit and non-compliance Compliance with internal and external mandates on data protection Significant legal implications .... fewer than one in five companies feel all their data is adequately protected Despite significant of investment in security technology and services...

Today's Information Security Solutions are Insufficient Most information security products don't actually secure information They protect networks, laptops, and servers They do little to protect the confidentiality and integrity of information

Today's Information Security Solutions are Insufficient Information is in constant motion throughout its lifecycle - making it difficult to lock down Perimeters and resources are constantly being traversed

A New Approach is Needed Secure information throughout its lifecycle Information Security is an Information Management problem From: network-focused, perimeter-centric To: data-focused, information-centric Capture Create Collaborate Version Manage Publish Archive Retire Re-archive Query The Lifecycle of Enterprise Information

EMC's Strategy: Information-Centric Security 4 3 2

The Essence of Information-centric Security 3 2 Protect Data Directly Secure Information Infrastructure Data People Management via Policy, Process and Technology

Agenda EMC Corporate Direction Joe Tucci, EMC Chairman, President and CEO EMC Strategic Rationale Dennis Hoffman, EMC Vice President Information Security RSA Security Strategic Rationale Art Coviello, RSA Security President and CEO Transaction Summary Bill Teuber, EMC Vice Chairman and Chief Financial Officer Summary and Q&A

Who We Are RSA Security is the leader in protecting online identities and digital assets RSA Security invented core security technologies for the Internet and continues to build on a 20 year history of innovation 2005 Annual revenue of $310 million Cash balance as of 3/31/06 of $208 million, approximately $2.90 per share Headquarters in Bedford, Mass., with offices around the world

Technical Foundation of Information-centric Security 3 2 Protect Data Directly Secure Information Infrastructure Data People Management via Policy, Process and Technology Identity and Access Management Encryption and Key Management Manage Keys Encrypt Authenticate Authorize Audit

RSA Security Provides a Security Services Platform 3 2 Protect Data Directly Secure Information Infrastructure Data People Management via Policy, Process and Technology Identity and Access Management Encryption and Key Management Manage Keys Encrypt Authenticate Authorize Audit RSA SECURITY

Market-leading OTP Tokens, USBs, smart cards, on PDAs, cell phones Certificate & smart chip- based solutions Enterprise Solutions Protecting and Empowering Trusted Identities Leverage: Identity Empowerment Web SSO and Access Management: Enterprise SSO: Cross-Domain SSO (Federation) Backend Infrastructure Administrative tools & workflow Data repository integration Scalable, reliable real-time performance User & Credential Management Trusted Identity

Within Transaction Protection At Entry Authentication Outside Threats Management Stop Phishing & Pharming User-to-Site & Site- to-User Authentication Fraud & Risk Management RSA eFraudNetwork Consumer-Facing Solutions Protecting Digital Identities in the Online Marketplace

Data Protection Solutions: Protection for Data in Transit and Data at Rest Government Software solutions Software and Device OEMS Embedded Suite Crypto "Kernel" Code Signing FIPS 140 Support Suite B Support Porting Services Enterprise/B2B Applications Key Management App Security Database Security

Agenda EMC Corporate Direction Joe Tucci, EMC Chairman, President and CEO EMC Strategic Rationale Dennis Hoffman, EMC Vice President Information Security RSA Security Strategic Rationale Art Coviello, RSA Security President and CEO Transaction Summary Bill Teuber, EMC Vice Chairman and Chief Financial Officer Summary and Q&A

Transaction Summary Deal Structure: All cash transaction Current Value : $28.00 per share Slightly less than $2.1 Billion of enterprise value Expected Closing : Late Q3 /early Q4 2006 1 1 Enterprise value equals equity value of $2.3 Billion net of RSA's cash of $230 Million

Financial Highlights GAAP EPS dilutive by $0.03 Due primarily to foregone interest income on cash Non-GAAP1 EPS neutral GAAP EPS neutral Non-GAAP1 EPS accretive by $0.03 2007 2008 1 Excludes intangible amortization and stock option expense

Organization RSA will operate as EMC's new Information Security Division Art Coviello will become an Executive Vice President of EMC and President of the Information Security Division Future security activities and acquisitions will become part of the Information Security Division

Agenda EMC Corporate Direction Joe Tucci, EMC Chairman, President and CEO EMC Strategic Rationale Dennis Hoffman, EMC Vice President Information Security RSA Security Strategic Rationale Art Coviello, RSA Security President and CEO Transaction Summary Bill Teuber, EMC Vice Chairman and Chief Financial Officer Summary and Q&A

Exhibit 99.2
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
     RSA plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about EMC, RSA, the merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.
     Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by EMC and RSA through the web site maintained by the SEC at www.sec.gov. Free copies of the proxy statement, when available, and each company’s other filings with the SEC also may be obtained from the respective companies. Free copies of EMC’s filings may be obtained by directing a request to EMC. You can request this information via the web at www.EMC.com/IR/request or by sending a written request to EMC Investor Relations, EMC Corporation, 176 South Street, Hopkinton, MA 01748. Free copies of RSA’s filings may be obtained by directing a request to Investor Relations at 781-515-6065. In addition, investors and security holders may access copies of the documents filed with the SEC by EMC on EMC’s website at www.EMC.com, and investors and security holders may access copies of the documents filed with the SEC by RSA on RSA’s website at www.RSA.com, when they become available.
     RSA, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from RSA’s stockholders with respect to the transactions contemplated by the merger agreement. Information regarding RSA’s directors and executive officers is contained in RSA’s Annual Report on Form 10-K for the year ended December 31, 2005 and its proxy statement dated May 3, 2006 for its 2006 Annual Meeting of Stockholders, which are filed with the SEC. As of February 28, 2006, RSA’s directors and executive officers beneficially owned (as calculated in accordance with SEC Rule 13d-3) approximately 3,225,265 shares, or 4.3%1, of RSA’s common stock. You can obtain free copies of these documents from RSA using the contact information set forth above. Additional information regarding interests of such participants will be included in the Proxy Statement that will be filed with the SEC and available free of charge as indicated above.
     In addition, in connection with the execution of the merger agreement, RSA adopted a deal retention and bonus program for the benefit of various individuals, including executive officers of RSA. Under this program, Art Coviello, RSA’s President and CEO, and Charles Kane, RSA SVP and CFO will be entitled to payments of up to $2,250,000 and $540,000 respectively. A more complete description will be available in the Proxy Statement.

[1]	Numbers from most recent proxy statement and indicate ownership as of February 28, 2006. Does not include 785,123 shares acquired by William Harris, Jr. on April 25, 2006 in connection with RSA’s acquisition of PassMark Security, Inc.